                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934



         Date Of Report (Date of earliest event reported): JULY 11, 2003



                  FIDELITY NATIONAL INFORMATION SOLUTIONS, INC.
           (Exact name of the registrant as specified in its charter)


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
          DELAWARE                           0-20312                               41-1293754

(State or other jurisdiction of       (Commission File Number)           (I.R.S. Employer Identification
incorporation)                                                           Number)
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          4050 CALLE REAL, SANTA BARBARA, CALIFORNIA                    93110
            (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (805) 696-7000



          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

         On July 11, 2003, Fidelity National Information Solutions, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Fidelity National Financial, Inc., a Delaware corporation ("FNF"), and FNIS Acquisition Corp., a Delaware corporation and direct wholly owned subsidiary of FNF, pursuant to which FNF will acquire all of the shares of common stock, par value $0.001 per share (the "Company Common Stock"), of the Company that FNF does not currently own and FNIS Acquisition Corp. will merge with and into the Company (the "Merger"). In the Merger, each share of Company Common Stock that FNF does not currently own will be converted into the right to receive 0.830 shares of common stock, par value $0.0001 per share, of FNF (the "Exchange Ratio"). Under the terms of the Merger Agreement, the Exchange Ratio will be automatically adjusted downward if the implied per share consideration for each share of Company Common Stock exceeds $29.00. If the implied per share consideration falls below $19.00, FNF has the right to adjust the Exchange Ratio to maintain an implied per share consideration of $19.00. If FNF fails to make such an adjustment, the Company has the right not to proceed with the closing of the Merger.

         Consummation of the Merger is subject to certain conditions, including receipt of the approval of the Merger by the stockholders of the Company. FNF currently owns approximately 66% of the outstanding Company Common Stock. FNF has agreed to vote all of its shares of the Company Common Stock in favor of the Merger.

         The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as
Exhibit 2.1 hereto. A copy of the press release, dated July 11, 2003, issued by the Company and FNF, relating to the above-described transaction is attached as
Exhibit 99.1 hereto. The press release should be read in conjunction with the "Safe Harbor Statement under the Private Litigation Reform Act of 1995" which is included in the text of the press release.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.


         (c) Exhibits. The following exhibits are filed with this report on Form 8-K:


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
EXHIBIT NO.     DESCRIPTION
-----------     -----------
2.1             Agreement and Plan of Merger by and among Fidelity National Financial, Inc.,
                FNIS Acquisition Corp., Chicago Title and Trust
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                                     Page 2
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
                Company, solely for the purpose of Section 5.19, and Fidelity National
                Information Solutions, Inc.

99.1            Press Release, dated July 11, 2003, announcing the terms of the Merger
                Agreement between the Company and FNF.
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                                     Page 3
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 14, 2003              Fidelity National Information Solutions, Inc.



                                  By:    /s/ Neil A. Johnson
                                      ----------------------------------------
                                       Neil A. Johnson
                                       Executive Vice President and
                                       Chief Financial Officer



                                     Page 4
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                                  EXHIBIT INDEX

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
EXHIBIT NO.                                       DESCRIPTION
-----------                                       -----------
    2.1       Agreement and Plan of Merger by and among Fidelity National Financial, Inc., FNIS
              Acquisition Corp., Chicago Title and Trust Company, solely for the purpose of
              Section 5.19, and Fidelity National Information Solutions, Inc.

   99.1       Press Release, dated July 11, 2003, announcing the terms of the Merger Agreement between the Company and FNF.
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